                      BERNARD CHAUS, INC. AND SUBSIDIARIES

                                                                    EXHIBIT 31.1

               CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a)

I, Josephine Chaus, certify that:

         1.   I have reviewed this Quarterly Report on Form 10-Q of Bernard
              Chaus, Inc. (the "Company") for the three months ended September
              30, 2005 (this "Report");

         2.   Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not
              misleading with respect to the period covered by this Report;

         3.   Based on my knowledge, the consolidated financial statements, and other financial information included in this Report, fairly present in all material respects the financial condition and results of operations and cash flows of the Company as of, and for, the periods presented in this Report;

         4.   The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures
              (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the
              Company and we have:

              (a)       designed such disclosure controls and procedures, or
                        caused such disclosure controls and procedures to be
                        designed under our supervision, to ensure that material
                        information relating to the Company, including its
                        consolidated subsidiaries, is made known to us by others
                        within those entities, particularly during the period in
                        which this Report is being prepared;

              (b)       evaluated the effectiveness of the Company's disclosure
                        controls and procedures and presented in this Report our
                        conclusions about the effectiveness of the disclosure
                        controls and procedures, as of the end of the period
                        covered by this Report based on such evaluation; and

              (c)       disclosed in this Report any change in the Company's
                        internal control over financial reporting that occurred
                        during the Company's most recent fiscal quarter that has
                        materially affected, or is reasonably likely to
                        materially affect, the Company's internal control over
                        financial reporting; and;

         5.   The Company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons
              performing the equivalent functions):

              (a)       all significant deficiencies and material weaknesses in
                        the design or operation of internal control over
                        financial reporting which are reasonably likely to
                        adversely affect the Company's ability to record,
                        process, summarize, and report financial information;
                        and

              (b)       any fraud, whether or not material, that involves
                        management or other employees who have a significant
                        role in the Company's internal control over financial
                        reporting.

 November 9, 2005
                                            /s/ Josephine Chaus
                                           --------------------------------
                                           Josephine Chaus
                                           Chairwoman of the Board and
                                           Chief Executive Officer